UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2017

MONSTER DIGITAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37797	27-3948465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2655 Park Center Drive, Unit C Simi Valley, California 93065	93065
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (805) 955-4190

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).   ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 9, 2017, a special meeting of the stockholders of Monster Digital, Inc. (the “Company” or “Monster”) was held at the offices of Manatt, Phelps & Phillips, LLP located at 11355 West Olympic Boulevard, Los Angeles, CA 90064, (the “Special Meeting”), for the stockholders to vote on the following proposals:

Proposal 1: To adopt an Agreement and Plan of Merger and Reorganization (the ‘‘Merger Agreement’’) by and among Innovate Biopharmaceuticals, Inc., a Delaware corporation (‘‘Innovate’’), Monster and Monster’s wholly owned subsidiary, Monster Merger Sub, Inc. (‘‘Merger Sub’’), the transaction contemplated by the Merger Agreement is known as the ‘‘Merger’’.

Proposal 2: To amend the Company’s Amended Certificate of Incorporation to effect a reverse stock split (the ‘‘Reverse Split’’) of its issued and outstanding common stock by a ratio of not less than one-for-two and not more than one-for-ten at any time prior to December 31, 2017, with the exact ratio to be set at a whole number within this range, as determined by Monster’s board of directors in its sole discretion.

Proposal 3: To approve a spin-off transaction whereby all of the business and assets of Monster and those liabilities of Monster not assumed by Innovate in connection with the Merger have been acquired by MD Holding Co., Inc. (‘‘Holdco’’), and whereby holders of record of the Company’s common stock immediately prior to the closing of the Merger (the ‘‘Spin-Off Record Date’’) will receive a pro rata distribution of one share of Holdco’s common stock for each share of Monster common stock held at the close of business on the Spin-Off Record Date immediately prior to, and expressly contingent upon, the consummation of the Merger.

Proposal 4: To approve the potential issuance by the Company, in accordance with a convertible note financing transaction, of more than 20% of the Company’s issued and outstanding common stock at a price that may be less than the greater of book or market value of the Company’s common stock.

Proposal 5: To approve the potential issuance by the Company, in accordance with a common stock financing, the proceeds of which will be used to repay an outstanding obligation, of more than 20% of the Company’s issued and outstanding common stock at a price that may be less than the greater of book or market value of the Company’s common stock.

Proposal 6: To approve the potential issuance of more than 20% of the Company’s issued and outstanding common stock pursuant to a proposed reduction in the exercise price of outstanding warrants.

Proposal 7: To approve the potential issuance by the Company of convertible notes and warrants as described in Proposal No. 4 above to an affiliate of the Company and the participation by said affiliate in the warrant transaction as described in Proposal No. 6 above.

Proposal 8: To approve a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation to (i) increase the number of authorized shares of the Company’s common stock from 100,000,000 to 350,000,000 and (ii) change the name of the Company after the effective date of the Merger to ‘‘Innovate Biopharmaceuticals, Inc.’’.

Proposal 9: To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, Monster is not authorized to consummate the transactions contemplated by the aforementioned proposals.

The foregoing proposals were the only proposals to be acted upon at the Special Meeting. For information regarding such proposals, see the Company’s definitive proxy statement filed with the U.S. Securities Exchange Commission by the Company on October 12, 2017, with respect to the Special Meeting.

At the close of business on October 4, 2017, the record date for the Special Meeting, there were 9,420,681 shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting (“Common Stock”). As the holders of 6,872,635 shares of Common Stock, having a majority of the votes that could be cast by the holders of all outstanding shares of stock entitled to vote at any meeting of the Company’s stockholders, were represented in person or by proxy at the Special Meeting, a quorum was present.

Each of the foregoing proposals was adopted and approved by the stockholders at the Special Meeting. The number of votes cast for or against, as well as abstentions, with respect to each of Proposals 1-9 presented at the Special Meeting, are set forth below:

Proposal 1: To adopt the Merger Agreement by and among Innovate, Monster and Merger Sub.

FOR 5,463,238 AGAINST 17,061 ABSTAIN 9,401

Proposal 2: To amend the Company’s Amended Certificate of Incorporation to effect the Reverse Split of its issued and outstanding common stock by a ratio of not less than one-for-two and not more than one-for-ten at any time prior to December 31, 2017, with the exact ratio to be set at a whole number within this range, as determined by Monster’s board of directors in its sole discretion.

FOR 6,559,006 AGAINST 307,406 ABSTAIN 6,223

Proposal 3: To approve a spin-off transaction whereby all of the business and assets of Monster and those liabilities of Monster not assumed by Innovate in connection with the Merger have been acquired by Holdco, and whereby holders of record of the Company’s common stock as of the Spin-Off Record Date will receive a pro rata distribution of one share of Holdco’s common stock for each share of Monster common stock held at the close of business on the Spin-Off Record Date immediately prior to, and expressly contingent upon, the consummation of the Merger.

FOR 5,384,010 AGAINST 35,513 ABSTAIN 70,177

Proposal 4: To approve the potential issuance by the Company, in accordance with a convertible note financing transaction, of more than 20% of the Company’s issued and outstanding common stock at a price that may be less than the greater of book or market value of the Company’s common stock.

FOR 5,330,190 AGAINST 128,487 ABSTAIN 31,023

Proposal 5: To approve the potential issuance by the Company, in accordance with a common stock financing, the proceeds of which will be used to repay an outstanding obligation, of more than 20% of the Company’s issued and outstanding common stock at a price that may be less than the greater of book or market value of the Company’s common stock.

FOR 5,317,636 AGAINST 120,694 ABSTAIN 51,370

Proposal 6: To approve the potential issuance of more than 20% of the Company’s issued and outstanding common stock pursuant to a proposed reduction in the exercise price of outstanding warrants.

FOR 5,343,574 AGAINST 92,111 ABSTAIN 54,015

Proposal 7: To approve the potential issuance by the Company of convertible notes and warrants as described in Proposal No. 4 above to an affiliate of the Company and the participation by said affiliate in the warrant transaction as described in Proposal No. 6 above.

FOR 5,347,368 AGAINST 51,839 ABSTAIN 90,493

Proposal 8: To approve a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation to (i) increase the number of authorized shares of the Company’s common stock from 100,000,000 to 350,000,000 and (ii) change the name of the Company after the effective date of the Merger to ‘‘Innovate Biopharmaceuticals, Inc.’’.

FOR 5,283,450 AGAINST 173,529 ABSTAIN 32,721

Proposal 9: To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, Monster is not authorized to consummate the transactions contemplated by the aforementioned proposals.

FOR 6,752,780 AGAINST 77,923 ABSTAIN 27,244

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSTER DIGITAL, INC.

/s/ David Olert
Date: November 13, 2017	David Olert
Chief Financial Officer